                                             SECURITY FUNDS
================================================================================
                                             PROSPECTUS

                                             FEBRUARY 1, 1999
                                             AS SUPPLEMENTED APRIL 12, 1999


                                             -  Security Growth and Income Fund

                                             -  Security Equity Fund

                                             -  Security Global Fund

                                             -  Security Value Fund

                                             -  Security Small Company Fund

                                             -  Security Enhanced Index Fund

                                             -  Security International Fund

                                             -  Security Select 25 Fund

                                             -  Security Ultra Fund


                                             -----------------------------------
                                             THE    SECURITIES    AND   EXCHANGE
                                             COMMISSION   HAS  NOT  APPROVED  OR
                                             DISAPPROVED   THESE  SECURITIES  OR
                                             PASSED  UPON THE  ADEQUACY  OF THIS
                                             PROSPECTUS.  ANY  REPRESENTATION TO
                                             THE CONTRARY IS A CRIMINAL OFFENSE.
                                             -----------------------------------


                                             [SDI LOGO]
                                             SECURITY DISTRIBUTORS, INC.
                                             A Member of The Security Benefit
                                             Group of Companies
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FUNDS' OBJECTIVES...........................................................   2
  Security Growth and Income Fund...........................................   2
  Security Equity Fund......................................................   2
  Security Global Fund......................................................   2
  Security Value Fund.......................................................   2
  Security Small Company Fund...............................................   2
  Security Enhanced Index Fund..............................................   2
  Security International Fund...............................................   2
  Security Select 25 Fund...................................................   2
  Security Ultra Fund.......................................................   2
FUNDS' PRINCIPAL INVESTMENT STRATEGIES......................................   2
  Security Growth and Income Fund...........................................   2
  Security Equity Fund......................................................   2
  Security Global Fund......................................................   3
  Security Value Fund.......................................................   3
  Security Small Company Fund...............................................   3
  Security Enhanced Index Fund..............................................   4
  Security International Fund...............................................   4
  Security Select 25 Fund...................................................   5
  Security Ultra Fund.......................................................   5
MAIN RISKS..................................................................   5
  Market Risk...............................................................   5
  Smaller Companies.........................................................   5
  Value Stocks..............................................................   6
  Growth Stocks.............................................................   6
  Foreign Securities........................................................   6
  Emerging Markets..........................................................   6
  Options and Futures.......................................................   6
  Fixed-Income Securities...................................................   6
  Diversification...........................................................   7
  Investment in Investment Companies........................................   7
  Active Trading............................................................   7
PAST PERFORMANCE............................................................   7
FEES AND EXPENSES OF THE FUNDS..............................................  11
INVESTMENT MANAGER..........................................................  12
  Management Fees...........................................................  14
  Portfolio Managers........................................................  14
  Year 2000 Compliance......................................................  15
BUYING SHARES...............................................................  16
  Class A Shares............................................................  16
  Class A Distribution Plan.................................................  16
  Class B Shares............................................................  16
  Class B Distribution Plan.................................................  17
  Class C Shares............................................................  17
  Class C Distribution Plan.................................................  17
  Waiver of Deferred Sales Charge...........................................  17
  Confirmations and Statements..............................................  18
SELLING SHARES..............................................................  18
  By Mail...................................................................  18
  By Telephone..............................................................  18
  By Broker.................................................................  18
  Payment of Redemption Proceeds............................................  19
DIVIDENDS AND TAXES.........................................................  19
  Tax on Distributions......................................................  19
  Taxes on Sales or Exchanges...............................................  19
  Backup Withholding........................................................  19
DETERMINATION OF NET ASSET VALUE............................................  19
SHAREHOLDER SERVICES........................................................  20
  Accumulation Plan.........................................................  20
  Systematic Withdrawal Program.............................................  20
  Exchange Privilege........................................................  20
  Retirement Plans..........................................................  21
GENERAL INFORMATION.........................................................  21
  Shareholder Inquiries.....................................................  21
FINANCIAL HIGHLIGHTS........................................................  22
APPENDIX A - REDUCED SALES CHARGES..........................................  28
  Class A Shares............................................................  28
  Rights of Accumulation....................................................  28
  Statement of Intention....................................................  28
  Reinstatement Privilege...................................................  28
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FUNDS' OBJECTIVES

Described below are the investment objectives for each of the Funds. Each Fund's Board of Directors may change their investment objectives without shareholder approval. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.

SECURITY GROWTH AND INCOME FUND -- The Growth and Income Fund seeks long-term growth of capital with secondary emphasis on income.

SECURITY EQUITY FUND -- The Equity Fund seeks long-term capital growth.

SECURITY GLOBAL FUND -- The Global Fund seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

SECURITY VALUE FUND -- The Value Fund seeks long-term growth of capital.

SECURITY SMALL COMPANY FUND -- The Small Company Fund seeks long-term growth of capital.

SECURITY ENHANCED INDEX FUND -- The Enhanced Index Fund seeks to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.

SECURITY INTERNATIONAL FUND -- The International Fund seeks long-term capital appreciation primarily by investing in non-U.S. equity securities and other securities with equity characteristics.

SECURITY SELECT 25 FUND -- The Select 25 Fund seeks long-term growth of capital.

SECURITY ULTRA FUND -- The Ultra Fund seeks capital appreciation.

FUNDS' PRINCIPAL INVESTMENT STRATEGIES

SECURITY GROWTH AND INCOME FUND -- The Fund pursues its objective by investing, under normal circumstances, in a well-diversified portfolio of stocks that the Investment Manager, Security Management Company, LLC, believes are attractively valued with above-average growth potential. The Fund also invests in fixed-income securities, which are less volatile than stocks, to adjust the risk characteristics of the portfolio. Fixed-income securities and stocks that provide income will make up at least 25 percent of the Fund's portfolio.

The Investment Manager uses a value-oriented strategy to choose stocks. The Investment Manager identifies stocks that are undervalued in terms of price or other financial measurements with above average growth potential. The Fund typically invests in the common stock of companies whose total market value is $1 billion or greater at the time of purchase.

To manage risk in declining or volatile markets, the Investment Manager may invest more in cash, fixed-income securities and stocks that provide income. Fixed-income securities may include U.S. government securities, high yield securities (also referred to as "junk bonds") and other corporate debt securities.

The Fund typically sells an investment when the reasons for buying no longer apply, or when the company or issuer begins to show deteriorating fundamentals or poor relative performance.

Under adverse market conditions, the Fund could invest some or all of its assets in government bonds or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY EQUITY FUND -- The Fund pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a widely-diversified portfolio of stocks.

To choose stocks, the Investment Manager uses a blended approach, investing in growth stocks and value stocks. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented stocks to attempt to reduce the Fund's potential volatility. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

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GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent earnings growth.

VALUE-ORIENTED   STOCKS  are  stocks  of  companies  that  are  believed  to  be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential.
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The Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY GLOBAL FUND -- The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. Investments in debt securities may be made when market conditions are uncertain. The Fund also may invest some assets in options, futures and foreign currencies, which are primarily used to hedge the Fund's portfolio but may be used to increase returns.

The Sub-Adviser, OppenheimerFunds, Inc., uses a disciplined theme approach to choose securities in foreign and U.S. markets. By identifying key worldwide trends, OppenheimerFunds focuses on areas they believe offer some of the best opportunities for long-term growth. These trends fall into three categories of change: (1) technological change; (2) demographic/geopolitical change; and (3) changing resource needs.

OppenheimerFunds looks for the following securities:

*  Stocks of small, medium and large growth-oriented companies worldwide

*  Companies that stand to benefit from one or more global trends

* Businesses with strong competitive positions and high demand for their products or services

To lower the risks of foreign investing, such as currency fluctuations, OppenheimerFunds generally diversifies broadly across countries and industries.

Under adverse market conditions, the Fund could invest some or all of its assets in debt obligations consisting of repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY VALUE FUND -- The Fund pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of stocks which are considered undervalued.

The Investment Manager typically chooses stocks that appear undervalued relative to assets, earnings, growth potential or cash flows. The value stocks included in the Fund's portfolio consist of all sizes of companies, but due to the nature of value companies, typically consist of small- to medium-size companies.

The Fund may sell a stock if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY SMALL COMPANY FUND -- The Fund pursues its investment objective by investing at least 65% of its assets in equity securities of domestic and foreign companies with total market value of less than $1.2 billion at the time of purchase. The Fund may also invest in securities of emerging growth companies (some of which have total market value over $1.2 billion). Emerging growth companies include companies that are past their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

The Sub-Adviser, Strong Capital Management, Inc., focuses on common stocks of companies that it believes are reasonably priced and have above-average growth potential. Strong may decide to sell a stock when the company's growth prospects become less attractive, but it is not required to do so.

Under adverse market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY ENHANCED INDEX FUND -- The Fund pursues its objective by investing, under normal circumstances in a portfolio of stocks representative of the holdings in the S&P 500 Index. The stocks are analyzed using a set of quantitative criteria that is designed to indicate whether a stock will predictably generate returns that will exceed or be less than the S&P 500 Index. Based on the quantitative criteria, the Sub-Adviser, Bankers Trust Company, determines whether the Fund should (1) overweight - invest more in a particular stock, (2) underweight - invest less in a particular stock or (3) hold a neutral position in the stock - invest a similar amount in a particular stock, relative to the proportion of the S&P 500 Index that the stock represents. While the majority of issues held by the Fund will be similar to those comprising the S&P 500, approximately 100 will be over- or underweighted relative to the index. In addition, Bankers Trust may determine that certain S&P 500 stocks should not be held by the Fund in any amount. Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies in the index and futures contracts representative of the stocks which make up the index. Bankers Trust believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500.

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THE S&P 500 INDEX is a well-known stock market index that includes common stocks
of  500  companies.   These  companies  are  from  several   industrial  sectors
representing a significant portion of the market value of all common stocks publicly traded in the U.S., most of which are listed on the New York Stock Exchange.
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The Fund also may invest a portion of its assets in options and  futures,  which are primarily used to hedge the Fund's portfolio but may be used to increase returns and to maintain exposure to the equity markets.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY INTERNATIONAL FUND -- The Fund pursues its objective by investing, under normal circumstances, at least 65% of its assets in equity securities of foreign issuers. These issuers are primarily established companies based in developed countries outside of the United States. However, the Fund may also invest in securities of issuers based in underdeveloped countries. Investments in underdeveloped countries will be based on what the Sub-Adviser, Bankers Trust Company, believes to be an acceptable degree of risk in anticipation of superior returns. The Fund will, under normal circumstances, be invested in the securities of issuers based in at least 3 countries other than the United States.

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EQUITY  SECURITIES may include common stock,  preferred stock,  trust or limited
partnership   interests,   rights  and  warrants  and   convertible   securities
(consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).
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The Fund's  investments will generally be diversified  among several  geographic regions and countries. Bankers Trust uses the following criteria to determine the appropriate distribution of investments among various countries and regions:

*  The prospects for relative growth among foreign countries

*  Expected levels of inflation

*  Government policies influencing business conditions

*  The outlook for currency relationships

*  The range of alternative opportunities available to international investors

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will identify individual investments for the Fund. Criteria for selection of individual securities include:

*  The issuer's competitive position

*  Prospects for growth

*  Management strength

*  Earnings quality

*  Underlying asset value

*  Relative market value

*  Overall marketability

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, Bankers Trust may choose to invest only at the market level through use of options or futures based upon an established index of securities of locally based issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies.

The Fund typically sells an investment when the reasons for buying it no longer apply, or when the issuer begins to show deteriorating fundamentals or poor relative performance.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY SELECT 25 FUND -- The Fund pursues its objective by concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings growth. The Investment Manager selects what it believes to be premier growth companies as the core position for the Fund. The Investment Manager uses a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of a company's fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

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BOTTOM-UP  APPROACH means that the  Investment  Manager  primarily  analyzes the fundamentals of individual companies rather than focusing on broader market or sector themes. Some of the factors which the Investment Manager looks at when analyzing individual companies include relative earnings growth, profitability trends, the company's financial strength, valuation analysis and strength of management.
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Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY ULTRA FUND -- The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of stocks that the Investment Manager believes are attractively valued with the greatest potential for appreciation.

The Investment Manager uses a value-oriented strategy and "bottom-up" approach to choose stocks. The Investment Manager identifies stock of companies that are in the early to middle stages of growth and are valued at a reasonable price. Stocks considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly.

The Fund also may invest a portion of its assets in futures, which are primarily used to hedge the Fund's portfolio but may be used to increase returns and to maintain exposure to the equity markets.

The Fund typically sells a stock if its growth prospects diminish, or if better opportunities become available.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

MAIN RISKS

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An  investment  in the Funds is not a deposit  of a bank and is not  insured  or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Funds will go up and down, which means investors could lose money.
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MARKET RISK -- While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. Their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

SMALLER COMPANIES -- While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies, among other reasons. By virtue of their investment strategies, Value Fund, Small Company Fund and Ultra Fund may be particularly susceptible to the risks posed by investing in smaller companies.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Funds' investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds. Growth and Income Fund, Equity Fund, Value Fund and Ultra Fund in particular offer the potential rewards, and risks, of a value-oriented investment strategy.

GROWTH STOCKS -- While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase. Equity Fund, Global Fund, Small Company Fund, Enhanced Index Fund, International Fund and Select 25 Fund feature an investment strategy that emphasizes investment in growth stocks.

FOREIGN SECURITIES -- Global Fund, International Fund and, to a lesser extent, the other Funds may invest in foreign securities and/or American Depositary Receipts (ADRs). Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political instability. These risks may be particularly acute in underdeveloped capital markets.

RISKS OF CONVERSION TO EURO. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to provide some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Funds operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

* issuers in which the Funds invest, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

* vendors the Funds depend on to carry out their business, such as the custodian bank (which holds the foreign securities the Funds buy), the Investment Manager (which prices the Funds' investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If the vendors are not prepared, there could be delays in settlements and additional costs to the Funds.

* exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Funds' contracts could pose extra costs to the Funds.

The Investment Manager is upgrading its computer and bookkeeping systems to deal with the conversion. The Funds' custodian bank has advised the Investment Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The possible effect of these factors on the Funds' investments cannot be determined with certainty at this time, but they may reduce the value of some of the Funds' holdings and increase its operational costs.

EMERGING MARKETS -- Global Fund and International Fund may invest in securities of developing countries or emerging markets. All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

OPTIONS AND FUTURES -- Global Fund, Enhanced Index Fund and International Fund may invest some of their assets in options and futures. Ultra Fund also may invest some of its assets in futures. These practices are used primarily to hedge a Fund's portfolio or to increase returns. However, there is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

FIXED-INCOME SECURITIES -- Growth and Income Fund may invest a significant portion of its assets in fixed-income securities. Fixed-income investing may present risks because the market value of fixed-income investments generally are affected by changes in interest rates. When interest rates rise, the market value of a fixed-income security declines. Generally, the longer a bond's maturity, the greater the risk. A bond's value can also be affected by changes in the credit rating or financial condition of its issuer. Investments in higher yielding, high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds. They also tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. Because bond values fluctuate, an investor may receive more or less money than originally invested.

DIVERSIFICATION -- Select 25 Fund may invest in the securities of a limited number of issuers. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

INVESTMENT IN INVESTMENT COMPANIES -- Because International Fund may invest in other investment companies in order to gain exposure to a foreign securities market, it will incur its pro rata share of the underlying investment companies' expenses to the extent it pursues its investment objective in this manner. In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. The Small Company Fund also may invest in other investment companies.

ACTIVE TRADING -- The Growth and Income, Global, Small Company and Ultra Funds may engage in active trading, which will increase the costs the Funds incur. It may also increase the amount of capital gains tax an investor pays on the Funds' returns.

PAST PERFORMANCE

The charts and tables below give an indication of certain of the Funds' risks and performance by showing changes in the Funds' Class A share performance from year to year. The Enhanced Index, International, and Select 25 Funds and all of the Funds' Class C shares are new and do not have performance records. The tables also show how the Funds' average annual total returns for the periods indicated compare to those of broad measures of market performance. In addition, some Funds may make a comparison to a narrower index that more closely mirrors that Fund. As with all mutual funds, past performance is not a prediction of future results.

The bar charts below do not reflect the sales charges applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for each Fund's Class A shares include deduction of the 5.75% front-end sales charge and for Class B shares include the appropriate deferred sales charge, which is 5% in the first year declining to 0% in the sixth and later years. The average annual total returns also assume that Class B shareholders redeem all their shares at the end of the period indicated.

--------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND - CLASS A
--------------------------------------------------------------------------------

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1989     20.5%
1990     -3.0%
1991     21.8%
1992      4.8%
1993      8.2%
1994     -7.9%
1995     27.8%
1996     12.0%
1997     31.7%
1998     -0.3%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1989-1998)
---------------------------------------------------------------
                                            QUARTER ENDED

Highest                     15.50%       September 30, 1997
Lowest                     -12.32%       September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
Class A             -6.06%         11.67%          10.86%
Class B             -6.32%         11.59%          10.98%*
S&P 500             28.58%         24.06%          19.19%*
---------------------------------------------------------------
*For the period beginning  October 19, 1993 (date of inception)
 to December 31, 1998. Index performance information is only available to the Fund at the beginning of each month. The performance of the index for the period October 1, 1993 to December 31, 1998 was 23.33%.
---------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - CLASS A
--------------------------------------------------------------------------------

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1989    30.7%
1990    -4.6%
1991    35.2%
1992    10.7%
1993    14.6%
1994    -2.5%
1995    38.4%
1996    22.7%
1997    29.6%
1998    26.5%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1989-1998)
---------------------------------------------------------------
                                            QUARTER ENDED

Highest                     25.04%       September 30, 1989
Lowest                     -15.29%       September 30, 1990
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
Class A             19.15%         20.65%          18.53%
Class B             20.06%         20.69%          20.52%*
S&P 500             28.58%         24.06%          19.19%*
---------------------------------------------------------------
*For the period beginning  October 19, 1993 (date of inception)
 to December 31, 1998. Index performance information is only available to the Fund at the beginning of each month. The performance of the index for the period October 1, 1993 to December 31, 1998 was 23.33%.
---------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY GLOBAL FUND - CLASS A
--------------------------------------------------------------------------------

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1994      1.3%
1995     10.4%
1996     17.1%
1997      6.9%
1998     19.2%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1994-1998)
---------------------------------------------------------------
                                            QUARTER ENDED

Highest                     19.31%        December 31, 1998
Lowest                     -11.44%       September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                                               LIFE OF FUND
                PAST 1 YEAR    PAST 5 YEARS   (SINCE 10/1/93)
Class A           12.31%           9.46%          9.66%
Class B           12.91%           9.38%          9.92%*
MSCI              24.80%          16.19%         15.74%*
---------------------------------------------------------------
*For the period beginning  October 19, 1993 (date of inception)
 to December 31, 1998. Performance information for the index is only available to the Fund at the beginning of each month. MSCI performance is for the period October 1, 1993 to December 31, 1998.
---------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY VALUE FUND - CLASS A
--------------------------------------------------------------------------------

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1998      16.1%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1998)
---------------------------------------------------------------
                                            QUARTER ENDED

Highest                     21.34%        December 31, 1998
Lowest                     -16.06%       September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                                            LIFE OF FUND
                          PAST 1 YEAR      (SINCE 5/1/97)

Class A                      9.46%            23.20%
Class B                      9.82%            24.32%
S&P 500                     28.58%            31.43%
BARRA Value Index           14.67%            22.98%
---------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY SMALL COMPANY FUND - CLASS A
--------------------------------------------------------------------------------

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1998      10.4%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1998)
---------------------------------------------------------------
                                            QUARTER ENDED

Highest                     21.95%        December 31, 1998
Lowest                     -17.30%       September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                                             LIFE OF FUND
                          PAST 1 YEAR      (SINCE 10/15/97)

Class A                     4.02%              0.05%
Class B                     4.16%             -0.08%
Russell 2000 Index         -2.55%             -4.68%
---------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY ULTRA FUND - CLASS A
--------------------------------------------------------------------------------

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1989      11.9%
1990     -27.4%
1991      59.7%
1992       7.7%
1993       9.9%
1994      -6.6%
1995      19.3%
1996      18.0%
1997      17.8%
1998      16.7%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1989-1998)
---------------------------------------------------------------
                                            QUARTER ENDED

Highest                     36.65%         March 31, 1991
Lowest                     -41.16%       September 30, 1990

---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
Class A                 10.01%       11.24%        10.10%
Class B                 10.61%       11.38%        11.28%*
S&P Midcap 400          19.12%       18.85%        19.29%*
---------------------------------------------------------------
*For the period beginning  October 19, 1993 (date of inception)
 to December 31, 1998. Index performance information is only available to the Fund at the beginning of each month. The performance of the index for the period October 1, 1993 to December 31, 1998 was 18.47%.
---------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (ALL FUNDS) (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                               CLASS A     CLASS B       CLASS C
                                               SHARES      SHARES(1)     SHARES

Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)            5.75%        None        None

Maximum Deferred Sales Charge (as a
 percentage of original purchase price or
 redemption proceeds, whichever is lower)      None(2)       5%(3)       1%(4)

--------------------------------------------------------------------------------
1 Class B shares convert tax-free to Class A shares automatically after eight years.
2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.
3 5% during the first year, decreasing to 0% in the sixth and following years. 4 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                Class A
                        --------------------------------------------------------
                                                                        Total
                                                                     Annual Fund
                        Management     Distribution       Other       Operating
                          Fees       (12b-1) Fees(5)   Expenses(6)    Expenses

Growth and Income Fund    1.21%           None            0.00%         1.21%
Equity Fund               1.02%           None            0.00%         1.02%
Global Fund               2.00%           None            0.00%         2.00%
Value Fund                1.00%           None            0.51%         1.51%
Small Company Fund        1.00%           0.25%           1.40%         2.65%
Enhanced Index Fund       0.75%           0.25%           0.52%         1.52%
International Fund        1.10%           0.25%           0.57%         1.92%
Select 25 Fund            0.75%           0.25%           0.79%         1.79%
Ultra Fund                1.23%           None            0.00%         1.23%
--------------------------------------------------------------------------------
5 Long-term holders of shares that are subject to a 12b-1 distribution fee may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by National Association of Securities Dealers, Inc. Rules.
6 The amount of "Other Expenses" of Enhanced Index Fund, International Fund and Select 25 Fund is based on estimated amounts for the period ending September 30, 1999.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                Class B
                       ---------------------------------------------------------
                                                                        Total
                                                                     Annual Fund
                        Management     Distribution       Other       Operating
                          Fees       (12b-1) Fees(5)   Expenses(6)    Expenses

Growth and Income Fund    1.21%           1.00%           0.00%         2.21%
Equity Fund               1.02%           1.00%           0.00%         2.02%
Global Fund               2.00%           1.00%           0.00%         3.00%
Value Fund                1.00%           1.00%           0.59%         2.59%
Small Company Fund        1.00%           1.00%           1.38%         3.38%
Enhanced Index Fund       0.75%           1.00%           0.52%         2.27%
International Fund        1.10%           1.00%           0.57%         2.67%
Select 25 Fund            0.75%           1.00%           0.79%         2.54%
Ultra Fund                1.23%           1.00%           0.00%         2.23%
--------------------------------------------------------------------------------
5 Long-term holders of shares that are subject to a 12b-1 distribution fee may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by National Association of Securities Dealers, Inc. Rules.
6 The amount of "Other Expenses" of Enhanced Index Fund, International Fund and Select 25 Fund is based on estimated amounts for the period ending September 30, 1999.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund Assets)
--------------------------------------------------------------------------------
                                                Class C
                       ---------------------------------------------------------
                                                                        Total
                                                                     Annual Fund
                        Management     Distribution       Other       Operating
                          Fees       (12b-1) Fees(5)   Expenses(6)    Expenses

Growth and Income Fund    1.21%           1.00%           0.00%         2.21%
Equity Fund               1.02%           1.00%           0.00%         2.02%
Global Fund               2.00%           1.00%           0.00%         3.00%
Value Fund                1.00%           1.00%           0.59%         2.59%
Small Company Fund        1.00%           1.00%           1.38%         3.38%
Enhanced Index Fund       0.75%           1.00%           0.52%         2.27%
International Fund        1.10%           1.00%           0.57%         2.67%
Select 25 Fund            0.75%           1.00%           0.79%         2.54%
Ultra Fund                1.23%           1.00%           0.00%         2.23%
--------------------------------------------------------------------------------
5 Long-term holders of shares that are subject to a 12b-1 distribution fee may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by National Association of Securities Dealers Rules.

6 The amount of "Other Expenses" of Enhanced Index Fund, International Fund and Select 25 Fund is based on estimated amounts for the period ending September 30, 1999.
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in a Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period.

------------------------------------------------------------------------------------------------------------------------------------
                                1 YEAR                      3 YEARS                     5 YEARS                    10 YEARS
                       -------------------------   -------------------------   -------------------------   -------------------------
                       CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
Growth and Income Fund  $691     $724     $324     $  937   $  991   $  691    $1,202   $1,385   $1,185    $1,957   $2,544   $2,544
Equity Fund              673      705      305        881      934      634     1,106    1,288    1,088     1,751    2,348    2,348
Global Fund              766      803      403      1,166    1,227      927     1,591    1,777    1,577     2,768    3,318    3,318
Value Fund               720      762      362      1,025    1,105      805     1,351    1,575    1,375     2,273    2,925    2,925
Small Company Fund       828      841      441      1,351    1,339    1,039     1,899    1,960    1,760     3,387    3,667    3,667
Enhanced Index Fund      721      730      330      1,028    1,009      709       ---      ---      ---       ---      ---      ---
International Fund       759      770      370      1,143    1,129      829       ---      ---      ---       ---      ---      ---
Select 25 Fund           746      757      357      1,106    1,091      791       ---      ---      ---       ---      ---      ---
Ultra Fund               693      730      330        943      997      697     1,212    1,395    1,195     1,978    2,565    2,565
------------------------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

------------------------------------------------------------------------------------------------------------------------------------
                                1 YEAR                      3 YEARS                     5 YEARS                    10 YEARS
                       -------------------------   -------------------------   -------------------------   -------------------------
                       CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
Growth and Income Fund   $691     $224     $224    $  937   $  691   $  691    $1,202   $1,185   $1,185    $1,957   $2,544   $2,544
Equity Fund               673      205      205       881      634      634     1,106    1,088    1,088     1,751    2,348    2,348
Global Fund               766      303      303     1,166      927      927     1,591    1,577    1,577     2,768    3,318    3,318
Value Fund                720      262      262     1,025      805      805     1,351    1,375    1,375     2,273    2,925    2,925
Small Company Fund        828      341      341     1,351    1,039    1,039     1,899    1,760    1,760     3,387    3,667    3,667
Enhanced Index Fund       721      230      230     1,028      709      709       ---      ---      ---       ---      ---      ---
International Fund        759      270      270     1,143      829      829       ---      ---      ---       ---      ---      ---
Select 25 Fund            746      257      257     1,106      791      791       ---      ---      ---       ---      ---      ---
Ultra Fund                693      226      226       943      697      697     1,212    1,195    1,195     1,978    2,565    2,565
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER

Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas 66636, is the Funds' investment manager. On September 30, 1998, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.7 billion.

The Investment Manager has engaged OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048, to provide investment advisory services to Global Fund. OppenheimerFunds and its subsidiaries currently manage investment companies, including Oppenheimer funds, with assets of more than $95 billion as of December 31, 1998, and with more than 4 million shareholder accounts. OppenheimerFunds became the Global Fund's Sub-Adviser on November 1, 1998, replacing Lexington Management Corporation which served as Sub-Adviser of the Fund from its inception in October 1993 to November 1, 1998.

The Investment Manager has engaged Strong Capital Management, Inc., 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to the Small Company Fund. Strong was established in 1974 and as of September 30, 1998, manages over $30 billion in assets.

The Investment Manager has also engaged Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006, to provide investment advisory services to the Enhanced Index Fund and International Fund. Bankers Trust was founded in 1903 and manages over $300 billion in assets.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation and all of its subsidiaries would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals. If the transaction is completed, Deutsche Bank AG, will control the operations of Bankers Trust Company as the new parent company. Bankers Trust Company believes that, under this new arrangement, its sub-advisory services to the Investment Manager will be maintained at their current level.

The merger may be deemed to result in a change of control of Bankers Trust Company, which would have the effect of terminating the current sub-advisory agreement between the Investment Manager and Bankers Trust Company. However, the Investment Manager and Bankers Trust Company have negotiated a new sub-advisory agreement for the Enhanced Index Fund and International Fund to take effect after the closing of the merger transaction. The new sub-advisory agreement has been approved by the initial shareholder of the Enhanced Index Fund and International Fund. In addition, it is anticipated that the Board of Directors of Security Equity Fund will also approve the new sub-advisory agreement prior to the closing of the merger transaction. The new sub-advisory agreement is substantially identical in its terms as the current sub-advisory agreement, except for the commencement date. In the event that the merger is not completed, Bankers Trust Company will continue to serve as sub-adviser under the terms of the current sub-advisory agreement.

The Funds intend to apply to the Securities and Exchange Commission ("SEC") for an exemptive order from the Investment Company Act of 1940 that will permit the Funds and the Investment Manager to enter into and materially amend sub-advisory agreements with new or existing sub-advisers without the agreements or amendments being approved by shareholders. However, this order would not apply to sub-advisory agreements with an affiliate of the Investment Manager. If this order is obtained, the Funds or the Investment Manager could terminate a sub-advisory agreement with an existing sub-adviser and engage a new sub-adviser, or materially amend a sub-advisory agreement, without shareholder approval of the new sub-advisory agreement or the amendment.

In order for the Funds to enter into and amend sub-advisory agreements without shareholder approval, the Funds and the Investment Manager must not only receive an order from the SEC, but the shareholders of the Funds must also initially approve this method of operation. However, shareholder approval of this method of operation may not be necessary for the International Fund, Enhanced Index Fund and Select 25 Fund as the sole initial shareholder of those Funds have approved this method of operation. Therefore, the International Fund, Enhanced Index Fund and Select 25 Fund could be operated under the method of operation described above upon effectiveness of the exemptive order.

There can be no assurance that the exemptive order will be issued by the SEC. It is anticipated that if the exemptive order is granted, notice to shareholders would be required of new sub-advisory agreements or material amendments to sub-advisory agreements. Any material change to the investment advisory agreement between the Funds and the Investment Manager would not be subject to the exemptive order, and therefore, would still require shareholder approval.


On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. These past events led to a guilty plea by Bankers Trust, but did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York.

The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order. As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Enhanced Index Fund and the International Fund.


MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Fund during the last fiscal year, except as otherwise indicated.

            -------------------------------------------------------
            MANAGEMENT FEES
            (expressed as a percentage of average net assets)
            -------------------------------------------------------
            Growth and Income Fund.......................   1.21%
            Equity Fund..................................   1.02%
            Global Fund..................................   2.00%
            Value Fund...................................   1.00%
            Small Company Fund...........................   1.00%
            Enhanced Index Fund*.........................   0.75%
            International Fund*..........................   1.10%
            Select 25 Fund*..............................   0.75%
            Ultra Fund...................................   1.23%
            -------------------------------------------------------
            *These Funds were not available until January 31, 1999.
            -------------------------------------------------------

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Manager also may reimburse expenses of the Fund from time to time to help it maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on page 11.

PORTFOLIO MANAGERS -- SIDNEY F. HOOTS, Managing Director of Bankers Trust, has been the manager of Enhanced Index Fund since its inception in January 1999. He is the Senior Portfolio Manager for the Structured Equity Group at Bankers Trust. He has responsibility for a variety of funds ranging from an enhanced index fund using quantitative stock selection to an equity-based relative value hedge fund which combines traditional hedge fund trading with quantitative techniques. In addition, he is responsible for a tax-advantaged equity product. Mr. Hoots also directs the quantitative equity research effort for Bankers Trust. Mr. Hoots joined Bankers Trust in 1983 and has 15 years of investment experience. He has a B.S. degree from Duke University and an M.B.A. from the University of Chicago. He is also a Member of the American Finance Association.

MICHAEL LEVY, Managing Director of Bankers Trust, has been co-lead manager of International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 27 years of business experience, of which seventeen years have been in the investment industry.

TERRY A. MILBERGER, Senior Portfolio Manager of the Investment Manager, has been the manager of Equity Fund since 1981. He has been the manager of Select 25 Fund since its inception in January 1999. He has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry, and from 1974 through 1978, he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.

RONALD C. OGNAR, Portfolio Manager of Strong, has been the manager of Small Company Fund since its inception in 1997. He is a Chartered Financial Analyst with more than 25 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately 3 years prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

MICHAEL A. PETERSEN, Senior Portfolio Manager of the Investment Manager, has been the manager of Growth and Income Fund since January 1998. He has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he was Director of Equity Research and Fund Management at Old Kent Bank and Trust Corporation from 1988 to 1997. Prior to 1988, he was an Investment Officer at First Asset Management. Mr. Petersen earned a Bachelor of Science degree in Accounting from the University of Minnesota. He is a Chartered Financial Analyst.

ROBERT REINER, Managing Director at Bankers Trust, has been co-lead manager of International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team. His primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.

JAMES P. SCHIER, Portfolio Manager of the Investment Manager, has been the manager of Value Fund since its inception in 1997 and has managed Ultra Fund since January 1998. He has 13 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and an M.B.A. from Washington University.

JULIE WANG, Principal at Bankers Trust, has been co-manager of International Fund since its inception in January 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she assisted in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. (economics) from Yale University and her M.B.A. from the Wharton School.

WILLIAM L. WILBY, Senior Vice President and Director of International Equities of Oppenheimer, became the manager of Global Fund in November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst.

YEAR 2000 COMPLIANCE -- Like other mutual funds, as well as other financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Investment Manager, and other service providers, in performing their management and administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact the management services provided to the Funds by the Investment Manager and Sub-Advisers, as well as transfer agency, accounting, custody, distribution and other services provided to the Funds and their shareholders.

The Investment Manager has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. The Investment Manager considers a system "Year 2000 Compliant" when it is able to correctly process, provide and/or receive data before, during and after the Year 2000. The Investment Manager's overall approach to addressing the Year 2000 Problem is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure of any such system would have on its business operations;
(2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Investment Manager has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems, as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and is scheduled to extend into the first six months of 1999.

Although the Investment Manager has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent the Investment Manager is relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Investment Manager at this time but could have a material adverse impact on the operations of the Funds and the Investment Manager.

The Year 2000 Problem is also expected to impact operating companies, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Funds and the Investment Manager are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Funds and, indirectly, on the value of the Funds' shares.

BUYING SHARES

Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc.

There are three different ways to buy shares of the Funds--Class A shares, Class B shares or Class C shares. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution fees to which they are subject. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds reserve the right to reject any order to purchase shares.

CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's net asset value per share (NAV), plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

--------------------------------------------------------------------------------
                                                        SALES CHARGE
                                            ------------------------------------
                                                                 AS A PERCENTAGE
                                             AS A PERCENTAGE      OF NET AMOUNT
AMOUNT OF ORDER                             OF OFFERING PRICE        INVESTED

Less than $50,000 ........................        5.75%               6.10%
$50,000 to $99,999 .......................        4.75%               4.99%
$100,000 to $249,999 .....................        3.75%               3.90%
$250,000 to $499,999 .....................        2.75%               2.83%
$500,000 to $999,999 .....................        2.00%               2.04%
$1,000,000 or more* ......................        None                 None
--------------------------------------------------------------------------------
*Purchases of  $1,000,000  or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.
--------------------------------------------------------------------------------

Please see Appendix A for options that are available for reducing the sales charge applicable to purchases of Class A shares.

CLASS A DISTRIBUTION PLAN -- The Small Company, International, Enhanced Index and Select 25 Funds have adopted Class A Distribution Plans that allow each of these Funds to pay distribution fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution fee is equal to 0.25% of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

                        --------------------------------
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                              1                  5%
                              2                  4%
                              3                  3%
                              4                  3%
                              5                  2%
                          6 and more             0%
                        --------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge" below.

CLASS B DISTRIBUTION PLAN -- The Funds have adopted Class B Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class B shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous to such shareholders because Class A shares are subject to a lower distribution fee than Class B shares (or in some cases, no distribution fee). A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time that shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge" below.

CLASS C DISTRIBUTION PLAN -- The Funds have adopted Class C Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class C shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

* Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

* Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

* In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code

*  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a) or 401(k) of the Internal Revenue Code for:

   -  returns of excess contributions to the plan

   -  retirement of a participant in the plan

   - a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

* Upon the financial hardship (as defined in regulations under the Code) of a participant in a plan

*  Upon termination of employment of a participant in a plan

*  Upon any other permissible withdrawal under the terms of the plan.

CONFIRMATIONS AND STATEMENTS -- The Funds will send you a confirmation statement after every transaction that affects your account balance or registration. However, certain automatic transactions may be confirmed on a quarterly basis including systematic withdrawals, automatic purchases and reinvested dividends. Each shareholder will receive a quarterly statement setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling your shares of a Fund is called a "redemption," because the Fund buys back its shares. A shareholder may sell shares at any time. Shares will be redeemed at the NAV next determined after the order is accepted by the Fund's transfer agent, less any applicable deferred sales charge. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

*  The name and signature of the account owner(s)

*  The name of the Fund

*  The dollar amount or number of shares to sell

*  Where to send the proceeds

*  A signature guarantee if

   - The check will be mailed to a payee or address different than that of the account owner, or

   -  The sale of shares is more than $10,000.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

                        Security Management Company, LLC
                        P.O. Box 750525
                        Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

* INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

* UGMA or UTMA: Written instructions must be signed by the custodian as it appears on the account.

* SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

* CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

*  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

*  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, extension 3127, on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central time. The Funds require that requests for redemptions over $10,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461, extension 3127. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

PAYMENT OF REDEMPTION PROCEEDS -- Payments may be made by check.

The Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

BY CHECK. Redemption proceeds will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $15 deducted from redemption proceeds, the Investment Manager will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request.

DIVIDENDS AND TAXES

Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAX ON DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an Individual Retirement Account ("IRA") or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year. In general, dividends and distributions from the Funds are taxable as follows:

               --------------------------------------------------
                 TYPE OF        TAX RATE FOR     TAX RATE FOR 28%
               DISTRIBUTION     15% BRACKET      BRACKET OR ABOVE
               --------------------------------------------------
                 Income           Ordinary           Ordinary
                dividends       Income rate         Income rate

                Short-term        Ordinary           Ordinary
               capital gains    Income rate        Income rate

                Long-term
               capital gains         10%               20%
               --------------------------------------------------

Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Fund has "short-term capital gains" when it sells shares within 12 months after buying them. The Fund has "long-term capital gains" when it sells shares that it has owned for more than 12 months. The Funds expect that their distributions will consist primarily of net long-term capital gains.

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions for each calendar year on or before January 31 of the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The table above can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

BACKUP WITHHOLDING -- As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by each Fund's Board of Directors.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may also choose to use "Secur-O-Matic" (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares. An application for Secur-O-Matic may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate net asset value of $5,000 or more are deposited with the Investment Manager, which will act as agent for the shareholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or redeemed from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Waiver of Deferred Sales Charges," page 17. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE -- Shareholders who own shares of the Funds may exchange those shares for shares of another of the Funds, for shares of the other mutual funds distributed by the Distributor or for shares of Security Cash Fund at net asset value per share. The other funds currently distributed by the Distributor include Security Asset Allocation, Social Awareness, Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Shares of a particular class of the Funds may be exchanged only for shares of the same class of another fund distributed by the Distributor or for shares of Security Cash Fund, a money market fund that offers a single class of shares. At present, Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Municipal Bond Funds do not offer Class C shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.

RETIREMENT PLANS -- The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

SHAREHOLDER INQUIRIES -- Shareholders who have questions concerning their account or wish to obtain additional information, may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand certain of the Funds' financial performance for their Class A shares and Class B shares during the past five years or, the period since commencement of a Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in their annual reports, which are available upon request.

-------------------------------------------------------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS A)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(D)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................   $11.14        $ 9.05        $ 7.93        $ 6.96        $ 7.84

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.13          0.144         0.18          0.16          0.13
Net gain (loss) on securities (realized & unrealized).......    (0.87)         2.813         1.373         1.183        (0.713)
                                                                -----         ------        ------        ------        ------
Total from investment operations............................    (0.74)         2.957         1.553         1.343        (0.583)

LESS DISTRIBUTIONS
Dividends (from net investment income)......................    (0.13)        (0.155)       (0.158)       (0.158)       (0.128)
Distributions (from capital gains)..........................    (2.59)        (0.708)       (0.275)       (0.215)       (0.169)
                                                                -----         ------        ------        ------        ------
Total distributions.........................................    (2.72)        (0.863)       (0.433)       (0.373)       (0.297)
                                                                -----         ------        ------        ------        ------
Net asset value end of period...............................   $ 7.68        $11.14        $ 9.05        $ 7.93        $ 6.96
                                                                =====         ======        ======        ======        ======
Total return (a)............................................   (7.95)%        35.31%        20.31%        20.25%        (7.6)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................   $76,371       $91,252       $73,273       $67,430       $65,328
Ratio of expenses to average net assets.....................     1.21%         1.24%         1.29%         1.31%         1.28%
Ratio of net investment income to average net assets........     1.49%         1.53%         2.09%         2.21%         1.70%
Portfolio turnover rate.....................................      144%          124%           69%          130%          163%


-------------------------------------------------------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS B)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(B)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................   $10.99        $ 8.94        $ 7.85        $ 6.90        $ 7.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.05          0.048         0.09          0.08          0.05
Net gain (loss) on securities (realized & unrealized).......    (0.88)         2.776         1.353         1.179        (0.694)
                                                                -----         ------        ------        ------        ------
Total from investment operations............................    (0.83)         2.824         1.443         1.259        (0.644)

LESS DISTRIBUTIONS
Dividends (from net investment income)......................    (0.03)        (0.063)       (0.078)       (0.094)       (0.117)
Distributions (from capital gains)..........................    (2.59)        (0.708)       (0.275)       (0.215)       (0.169)
                                                                -----         ------        ------        ------        ------
Total distributions.........................................    (2.62)        (0.771)       (0.353)       (0.309)       (0.286)
                                                                -----         ------        ------        ------        ------
Net asset value end of period...............................   $ 7.54        $10.99        $ 8.94        $ 7.85        $ 6.90
                                                                =====         ======        ======        ======        =====
Total return (a)............................................   (8.95)%        34.01%        19.01%        19.07%       (8.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................    $9,257        $6,737        $2,247        $1,130          $668
Ratio of expenses to average net assets.....................     2.21%         2.24%         2.29%         2.31%         2.27%
Ratio of net investment income to average net assets........     0.59%         0.53%         1.09%         1.21%         1.03%
Portfolio turnover rate.....................................      144%          124%           69%          130%          178%


-------------------------------------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS A)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(D)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................   $ 9.09        $ 7.54        $ 6.55        $ 5.54        $ 6.73

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.04          0.04          0.05          0.04          0.05
Net gain (loss) on securities (realized & unrealized).......     0.56          2.199         1.482         1.377         0.085
                                                                -----         ------        ------        ------        ------
Total from investment operations............................     0.60          2.239         1.532         1.417         0.135

LESS DISTRIBUTIONS
Dividends (from net investment income)......................    (0.03)        (0.041)       (0.060)         ---         (0.120)
Distributions (from capital gains)..........................    (0.80)        (0.648)       (0.482)       (0.407)       (1.205)
                                                                -----         ------        ------        ------        ------
Total distributions.........................................    (0.83)        (0.689)       (0.542)       (0.407)       (1.325)
                                                                -----         ------        ------        ------        ------
Net asset value end of period...............................   $ 8.86        $ 9.09        $ 7.54        $ 6.55        $ 5.54
                                                                =====         ======        ======        ======        ======
Total return (a)............................................     7.38%         32.08%        24.90%        27.77%         1.95%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................  $773,606       $757,520      $575,680      $440,339      $358,237
Ratio of expenses to average net assets.....................     1.02%          1.03%         1.04%         1.05%         1.06%
Ratio of net investment income to average net assets........     0.39%          0.46%         0.75%         0.87%         0.86%
Portfolio turnover rate.....................................       47%            66%           64%           95%           79%


-------------------------------------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS B)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(B)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................    $ 8.82       $ 7.36        $ 6.43        $ 5.49        $ 6.81

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................     (0.05)       (0.04)        (0.02)        (0.01)         0.01
Net gain (loss) on securities (realized & unrealized).......      0.55         2.148         1.449         1.357        (0.005)
                                                                 -----        ------        ------        ------        ------
Total from investment operations............................      0.50         2.108         1.429         1.347         0.005

LESS DISTRIBUTIONS
Dividends (from net investment income)......................       ---          ---         (0.017)         ---         (0.12)
Distributions (from capital gains)..........................     (0.80)       (0.648)       (0.482)       (0.407)       (1.205)
                                                                 -----        ------        ------        ------        ------
Total distributions.........................................     (0.80)       (0.648)       (0.499)       (0.407)       (1.325)
                                                                 -----        ------        ------        ------        ------
Net asset value end of period...............................    $ 8.52       $ 8.82        $ 7.36        $ 6.43        $ 5.49
                                                                 =====        ======        ======        ======        ======
Total return (a)............................................      6.38%       30.85%        23.57%        26.69%        (0.15)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................   $112,978      $89,336       $38,822       $19,288         $7,452
Ratio of expenses to average net assets.....................      2.02%        2.03%         2.04%         2.05%          2.07%
Ratio of net investment loss to average net assets..........    (0.61)%      (0.54)%       (0.13)%       (0.01)%        (0.01)%
Portfolio turnover rate.....................................        47%          66%           64%           95%            80%


-------------------------------------------------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS A)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(C)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................   $13.56        $12.42        $10.94        $10.84        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................     0.02          0.01          0.01         (0.02)        (0.03)
Net gain on securities (realized & unrealized)..............    (1.19)         2.289         1.874         0.31          0.87
                                                                -----         ------        ------        -----         -----
Total from investment operations............................    (1.17)         2.299         1.884         0.29          0.84

LESS DISTRIBUTIONS
Dividends (from net investment income)......................    (0.09)        (0.376)       (0.248)         ---           ---
Distributions (from capital gains)..........................    (1.07)        (0.783)       (0.156)       (0.19)          ---
                                                                -----         ------        ------        -----         -----
Total distributions.........................................    (1.16)        (1.159)       (0.404)       (0.19)          ---
                                                                -----         ------        ------        -----         -----
Net asset value end of period...............................   $11.23        $13.56        $12.42        $10.94        $10.84
                                                                =====         ======        ======        =====         =====
Total return (a)............................................   (8.47)%        20.22%        17.73%         2.80%         8.40%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................   $18,941       $24,193       $19,644       $16,261       $20,128
Ratio of expenses to average net assets.....................     2.00%         2.00%         2.00%         2.00%         2.00%
Ratio of net investment income (loss) to average net assets.     0.15%       (0.07)%         0.07%       (0.17)%       (0.01)%
Portfolio turnover rate.....................................      122%          132%          142%          141%           73%


--------------------------------------------------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS B)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               -----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)      1994(B)(C)
                                                               -------       -------       -------       -------      ----------
PER SHARE DATA
Net asset value beginning of period.........................   $13.22        $12.18        $10.74        $10.75        $ 9.96

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................    (0.10)        (0.11)        (0.10)        (0.12)        (0.12)
Net gain on securities (realized & unrealized)..............    (1.16)         2.237         1.841         0.30          0.91
                                                                -----         ------        ------        -----         -----
Total from investment operations............................    (1.26)         2.127         1.741         0.18          0.79

LESS DISTRIBUTIONS
Dividends (from net investment income)......................      ---         (0.304)       (0.145)         ---           ---
Distributions (from capital gains)..........................    (1.07)        (0.783)       (0.156)       (0.19)          ---
                                                                -----         ------        ------        -----         -----
Total distributions.........................................    (1.07)        (1.087)       (0.301)       (0.19)          ---
                                                                -----         ------        ------        -----         -----
Net asset value end of period...............................   $10.89        $13.22        $12.18        $10.74        $10.75
                                                                              ======        ======        =====         =====
Total return (a)............................................   (9.43)%        19.01%        16.57%         1.79%         7.90%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................   $12,619       $13,061        $7,285        $5,433        $3,960
Ratio of expenses to average net assets.....................     3.00%         3.00%         3.00%         3.00%         3.00%
Ratio of net investment loss to average net assets..........   (0.85)%       (0.93)%       (0.93)%       (1.17)%       (0.01)%
Portfolio turnover rate.....................................      122%          132%          142%          141%           73%


----------------------------------------------------------------------------------------------
SECURITY VALUE FUND (CLASS A)
----------------------------------------------------------------------------------------------

                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                              --------------------------------
                                                              1998(D)(G)      1997(D)(E)(F)(G)
                                                              ----------      ----------------
PER SHARE DATA
Net asset value beginning of period.........................   $12.95            $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................    (0.02)             0.05
Net gain (loss) on securities (realized & unrealized).......    (0.53)             2.90
                                                                -----             -----
Total from investment operations............................    (0.55)             2.95

LESS DISTRIBUTIONS
Dividends (from net investment income)......................    (0.05)              ---
Distributions (from capital gains)..........................    (0.28)              ---
                                                                -----             -----
Total distributions.........................................    (0.33)              ---
                                                                -----             -----
Net asset value end of period...............................   $12.07            $12.95
                                                                =====             =====
Total return (a)............................................   (4.31)%            29.50%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................   $10,901            $4,631
Ratio of expenses to average net assets.....................     1.27%             1.10%
Ratio of net investment income (loss) to average net assets.    (0.13)%             1.43%
Portfolio turnover rate.....................................       98%               35%


----------------------------------------------------------------------------------------------
SECURITY VALUE FUND (CLASS B)
----------------------------------------------------------------------------------------------

                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                              --------------------------------
                                                              1998(D)(G)      1997(D)(E)(F)(G)
                                                              ----------      ----------------
PER SHARE DATA
Net asset value beginning of period.........................   $12.91            $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................    (0.15)             0.01
Net gain (loss) on securities (realized & unrealized).......    (0.54)             2.90
                                                                -----             -----
Total from investment operations............................    (0.69)             2.91

LESS DISTRIBUTIONS
Dividends (from net investment income)......................      ---               ---
Distributions (from capital gains)..........................    (0.28)              ---
                                                                -----             -----
Total distributions.........................................    (0.28)              ---
                                                                -----             -----
Net asset value end of period...............................   $11.94            $12.91
                                                                =====             =====
Total return (a)............................................   (5.38)%            29.10%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................    $6,615            $3,572
Ratio of expenses to average net assets ....................     2.33%             2.26%
Ratio of net investment income (loss) to average net assets.    (1.19)%             0.27%
Portfolio turnover rate.....................................       98%               35%


--------------------------------------------------------------------------------
SECURITY SMALL COMPANY FUND (CLASS A)
--------------------------------------------------------------------------------

                                                               FISCAL PERIOD
                                                                   ENDED
                                                                SEPTEMBER 30
                                                               -------------
                                                               1998(D)(G)(H)
                                                               -------------
PER SHARE DATA
Net asset value beginning of period.........................      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................       (0.03)
Net gain (loss) on securities (realized & unrealized).......       (1.26)
                                                                   -----
Total from investment operations............................       (1.29)

LESS DISTRIBUTIONS
Dividends (from net investment income)......................       (0.01)
Distributions (from capital gains)..........................         ---
                                                                   -----
Total distributions.........................................       (0.01)
                                                                   -----
Net asset value end of period...............................      $ 8.70
                                                                   =====
Total return (a)............................................      (12.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................       $2,677
Ratio of expenses to average net assets ....................        1.39%
Ratio of net investment income (loss) to average net assets.       (0.35)%
Portfolio turnover rate.....................................         366%


--------------------------------------------------------------------------------
SECURITY SMALL COMPANY FUND (CLASS B)
--------------------------------------------------------------------------------

                                                               FISCAL PERIOD
                                                                   ENDED
                                                                SEPTEMBER 30
                                                               -------------
                                                               1998(D)(G)(H)
                                                               -------------
PER SHARE DATA
Net asset value beginning of period.........................      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................       (0.13)
Net gain (loss) on securities (realized & unrealized).......       (1.24)
                                                                   -----
Total from investment operations............................       (1.37)

LESS DISTRIBUTIONS
Dividends (from net investment income)......................         ---
Distributions (from capital gains)..........................         ---
                                                                   -----
Total distributions.........................................         ---
                                                                   -----
Net asset value end of period...............................      $ 8.63
                                                                   =====
Total return (a)............................................      (13.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................        $1,504
Ratio of expenses to average net assets ....................         2.38%
Ratio of net investment income (loss) to average net assets.        (1.34)%
Portfolio turnover rate.....................................          366%


-------------------------------------------------------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS A)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(D)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................   $ 9.24        $ 8.25        $ 8.20        $ 6.82        $ 8.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................    (0.06)        (0.08)        (0.05)        (0.02)        (0.056)
Net gain (loss) on securities (realized & unrealized).......    (1.06)         1.649         1.096         1.535        (0.188)
                                                                -----         ------        ------        ------        ------
Total from investment operations............................    (1.12)         1.569         1.046         1.515        (0.244)

LESS DISTRIBUTIONS
Dividends (from net investment income)......................      ---           ---           ---           ---           ---
Distributions (from capital gains)..........................    (0.47)        (0.579)       (0.996)       (0.135)       (1.066)
                                                                -----         ------        ------        ------        ------
Total distributions.........................................    (0.47)        (0.579)       (0.996)       (0.135)       (1.066)
                                                                -----         ------        ------        ------        ------
Net asset value end of period...............................   $ 7.65        $ 9.24        $ 8.25        $ 8.20        $ 6.82
                                                                =====         ======        ======        ======        ======
Total return (a)............................................   (12.45)%        20.57%        15.36%        22.69%       (3.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................    $67,554       $84,504       $74,230       $66,052       $60,695
Ratio of expenses to average net assets.....................      1.23%         1.71%         1.31%         1.32%         1.33%
Ratio of net investment income (loss) to average net assets.     (0.64)%       (1.01)%       (0.61)%       (0.31)%       (0.80)%
Portfolio turnover rate.....................................       116%           68%          161%          180%          111%


-------------------------------------------------------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS B)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(B)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................   $ 8.90        $ 8.03        $ 8.11        $ 6.81        $ 8.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................    (0.14)        (0.15)        (0.13)        (0.09)        (0.103)
Net gain (loss) on securities (realized & unrealized).......    (1.01)         1.599         1.046         1.525        (0.321)
                                                                -----         ------        ------        ------        ------
Total from investment operations............................    (1.15)         1.449         0.916         1.435        (0.424)

LESS DISTRIBUTIONS
Dividends (from net investment income)......................      ---           ---           ---           ---           ---
Distributions (from capital gains)..........................    (0.47)        (0.579)       (0.996)       (0.135)       (1.066)
                                                                -----         ------        ------        ------        ------
Total distributions.........................................    (0.47)        (0.579)       (0.996)       (0.135)       (1.066)
                                                                -----         ------        ------        ------        ------
Net asset value end of period...............................   $ 7.28        $ 8.90        $ 8.03        $ 8.11        $ 6.81
                                                                =====         ======        ======        ======        ======
Total return (a)............................................   (13.30)%       19.58%        13.81%        21.53%        (5.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................     $5,610       $5,964        $2,698        $5,428         $1,254
Ratio of expenses to average net assets.....................      2.23%        2.71%         2.31%         2.32%          2.36%
Ratio of net investment income (loss) to average net assets.     (1.64)%      (2.01)%       (1.61)%       (1.32)%        (1.76)%
Portfolio turnover rate.....................................       116%          68%          161%          180%           110%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return information does not take into account any sales charge at time of purchase for Class A shares or upon redemption for Class B shares.

(b) Class B shares were initially offered on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(c) Security Global Fund was initially capitalized on October 1, 1993, with a net asset value of $10 per share.

(d) Net investment income (loss) was computed using average shares outstanding throughout the period.

(e) Figures for the period May 1, 1997 (date of inception) to September 30, 1997. Percentage amounts have been annualized, except for total return.

(f) Security Value Fund was initially capitalized on May 1, 1997, with a net asset value of $10 per share.

(g) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

          -----------------------------------------------------------
                                     1997                 1998
                               -----------------    -----------------
                               CLASS A   CLASS B    CLASS A   CLASS B

          Value Fund            1.90%     2.80%      1.51%     2.59%
          Small Company Fund    2.10%     3.16%      2.40%     3.38%
          -----------------------------------------------------------

(h) Security Small Company Fund was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

                                   APPENDIX A
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REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine all previous purchases of the Funds with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

REINSTATEMENT PRIVILEGE -- Shareholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Security Funds, as appropriate.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:

Security Management Company, LLC
700 SW Harrison
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Funds can be viewed online or downloaded from:

SEC:  http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional information about the Funds (including the statement of additional information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Funds' statement of additional information and the Funds' annual or semi-annual report are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461, extension 3127. Shareholder inquiries should be addressed to SMC, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

              Security Equity Fund......................   811-1136
              Security Growth and Income Fund...........   811-0487
              Security Ultra Fund.......................   811-1316